1 2016 INVESTOR & ANALYST MEETING

2 FORWARD-LOOKING STATEMENTS Certain statements contained in this presentation other than historical facts may be considered forward-looking statements. Such statements include, in particular, statements about our plans, strategies, and prospects, and are subject to certain risks and uncertainties, including known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," or other similar words. Readers are cautioned not to place undue reliance on these forward- looking statements. We make no representations or warranties (express or implied) about the accuracy of any such forward-looking statements contained in this presentation, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Any such forward-looking statements are subject to risks, uncertainties, and other factors and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive, and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual conditions, our ability to accurately anticipate results expressed in such forward-looking statements, including our ability to generate positive cash flow from operations, make distributions to stockholders, and maintain the value of our real estate properties, may be significantly hindered. See Item 1A in the Company's most recently filed Annual Report on Form 10-K for the year ended December 31, 2015, for a discussion of some of the risks and uncertainties that could cause actual results to differ materially from those presented in our forward-looking statements. The risk factors described in our Annual Report are not the only ones we face but do represent those risks and uncertainties that we believe are material to us. Additional risks and uncertainties not currently known to us or that we currently deem immaterial may also harm our business. For additional information, including reconciliations of any non-GAAP financial measures found herein, please reference the supplemental report furnished by the Company on a Current Report on Q2 2016 Form 8-K Furnished in July 2016. The names, logos and related product and service names, design marks, and slogans are the trademarks or service marks of their respective companies. Unless otherwise noted, all data herein is as of June 30, 2016. For a complete list of endnotes and reconciliations, please see the final slides of this presentation.

3 KEY DRIVERS OF A TOP-PERFORMING OFFICE REIT • Portfolio • Capital base • Team & platform

4 PORTFOLIO Portfolio Profile • High-barrier markets • Amenity-rich CBD submarkets • Desirable physical quality Results • Perennial demand • Strong liquidity • High net effective rents, return on capital

5 CAPITAL BASE Balance Sheet Profile • Low leverage • Unsecured assets • Numerous sources of capital Results • Flexibility to execute • Competitive cost of capital • Stability with lower risk

6 TEAM & PLATFORM Profile • Market expertise • Local relationships • Cohesive integrated team • Engaged board Results • Competitive advantage in local office markets • Access to investment opportunities • Efficient operations

7 TRANSFORMATION

50+ BUILDINGS sold $2.5 BILLION

9 PREMIER ASSETS INVESTED IN $2.6 B 7

10 100% 93% 82% 81% 76% 70% 50% 41% 3% 0% 0% 0% 7% 18% 19% 24% 30% 50% 60% 97% 100% 100% 100% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% PGRE SLG ESRT VNO BXP CXP KRC PDM EQC BDN CUZ HIW High-Barrier REITs Low-Barrier REITs N et O pe ra tin g In co m e MARKET CONCENTRATION 6.30.2016 Pro forma for dispositions High Barrier Five Markets Low Barrier All other markets

11 $42.50 $38.50 $37.00 $35.50 $27.00 $20.25 $19.25 $19.25 $14.50 $14.50 $13.00 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 PGRE BXP SLG VNO CXP KRC ESRT PDM BDN HIW CUZ EQC $18.07 2011 $29.92 PORTFOLIO QUALITY 6.30.2016 Pro forma for dispositions High-Barrier REITs Low-Barrier REITs A vg . R en t P SF

12 206.8 39.0 248.0 32.1 130.0 325.0 450.0 249.2 0 100 200 300 400 500 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 122.0 27.8 130.0 165.8 274.0 300.0 150.0 350.0 350.0 0 100 200 300 400 500 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 6. 30 .2 01 6 pr o fo rm a YE 2 01 4  Bridge Loan ($M) Mortgage Debt ($M)  Line of Credit ($M)  Unsecured Term Loan ($M)  Bonds ($M) 3.3 Year Average Maturity 4.24% Weighted Avg. Interest Rate 6.1 Year Average Maturity 3.29% Weighted Avg. Interest Rate DEBT MATURITIES

13 KEVIN HOOVER SVP – Portfolio Management DARIK AFSHANI VP – Asset Management MICHAEL SCHMIDT VP – Western Region KELLY LIM VP – Eastern Region, New York LINDA BOLAN VP – National Property Management and Sustainability MARK WITSCHORIK VP – Eastern Region, Washington D.C. TEAM & PLATFORM NELSON MILLS President, CEO, and Director JIM FLEMING Executive VP and CFO WENDY GILL SVP - Corporate Operations and Chief Accounting Officer DAVID DOWDNEY SVP – Western Region ADAM POPPER SVP – Eastern Region

14 SAN FRANCISCO MARKET OVERVIEW 14

15 MIXED SIGNALS ON THE MARKET… “Easing back on the throttle.” - Cushman & Wakefield “Pricing & investment volume strong through 2016.” - JLL “More tenant options, demand still strong.” - Cornish & Carey “Tenants more cautious but growth still there.” - Faller Realty “Uncertainty continues.” - Avison Young “Market remains strong but slight cooling of demand.” - Colliers

16 HISTORICAL RENTAL RATES VS. VACANCY San Francisco VACANCY • Up 90 bps Y/Y • Well below long- term average ABSORPTION • 525K SF YTD • Average 1.4M since 2010 • Rental rate a lagging indicator Source: Cushman & Wakefield $33 .6 3 $29 .4 2 $25 .7 9 $25 .8 7 $30 .0 9 $33 .0 8 $40 .0 7 $42 .7 1 $30 .6 8 $30 .7 3 $41 .0 6 $50 .0 4 $53 .1 3 $60 .8 7 $68 .1 4 $69 .3 0 $0 $10 $20 $30 $40 $50 $60 $70 $80 0% 5% 10% 15% 20% 25% 200 1 200 2 200 3 200 4 200 5 200 6 200 7 200 8 200 9 201 0 201 1 201 2 201 3 201 4 201 5 2Q 201 6 Overall Rental Rate Overall Vacancy VA CA N CY $ PS F / YR

17 HISTORICAL TENANT DEMAND Preference for PRE- BUILT SPACE, SUBLEASES active M&A an increasing factor Demand reflects MORE DISCIPLINE Source: CBRE 5.1 MSF 0.0 2.0 4.0 6.0 8.0 Q1 -1 0 Q2 -1 0 Q3 -1 0 Q4 -1 0 Q1 -1 1 Q2 -1 1 Q3 -1 1 Q4 -1 1 Q1 -1 2 Q2 -1 2 Q3 -1 2 Q4 -1 2 Q1 -1 3 Q2 -1 3 Q3 -1 3 Q4 -1 3 Q1 -1 4 Q2 -1 4 Q3 -1 4 Q4 -1 4 Q1 -1 5 Q2 -1 5 Q3 -1 5 Q4 -1 5 Q1 -1 6 Q2 -1 6 M ill io ns (S F) 5.3 MSF 5-Year Average

18 NEW DEVELOPMENT PIPELINE Significant PRE-LEASING continues NEW PRODUCT primarily south of market, driving PREMIUM RENTAL RATES 0 0.5 1 1.5 2 2.5 3 3.5 2014 2015 2016 2017 Future Years M ill io ns 1.5M SF Deliveries 100% Pre-Leased 313K SF Deliveries 100% Pre-Leased 1.9M SF Deliveries 98% Pre-Leased 2.9M SF Deliveries 35% Pre-Leased 3.0M SF Deliveries 29% Pre-Leased Pre-Leased Vacant SF Source: CBRE

19 COLUMBIA PRESENCE 1.96 M Total Square Feet SAN FRANCISCO 4 Assets 89.2% Leased 5.5 Years Avg. Lease Term

20 COLUMBIA TENANT INDUSTRY MIX SAN FRANCISCO 35 40 45 50 55 60 65 Columbia Mark-to-Market Opportunity NNN Rents in Place Market $42.82 $58.30 36% Business Services, 11.2% Communications, 2.4% Engineering 1.0% FIRE, 41.9% Health Services, 1.8% Legal , 16.4% Manufacturing, 3.6% Technology , 21.6%

21 | 221 MAIN STREET SAN FRANCISCO | South Financial District Acquired April 2014 Notable Tenant(s) DocuSign Total RSF 379,000 Leased / Avg. Term 93.7% / 5.2 years STRATEGY  Large block of space at premium rates  Speculative suite program  Upgrading amenities

22 | 650 CALIFORNIA STREET SAN FRANCISCO | North Financial District Acquired September 2014 Notable Tenant(s) Credit Suisse Goodby Silverstein Total RSF 477,000 Leased / Avg. Term 65.2% / 4.1 years STRATEGY  Positioning unique lower block space  Specialized amenities in a self-contained vertical campus

23 | 333 MARKET SAN FRANCISCO | Financial District Acquired 2012 Tenant Wells Fargo Bank Total RSF 657,000 Leased / Term 100% / 10.2 years STRATEGY  Stabilized property anchors portfolio  Main-on-main location

24 | UNIVERSITY CIRCLE SAN FRANCISCO | Palo Alto (Silicon Valley) Acquired 2005 Notable Tenants DLA Piper Amazon Web Services Total RSF 451,000 Leased / Avg. Term 95.1% / 3.2 years STRATEGY  Premier Silicon Valley asset  Enhanced amenities to attract tech/creative  Upscale services include onsite Four Seasons Hotel

25 WASHINGTON, D.C. MARKET OVERVIEW

26 HISTORICAL VACANCY VS. RENTAL RATES WASHINGTON, D.C. $49.81 $50.71 $47.52 $50.39 $52.33 $52.80 $53.02 $52.66 $55.05 $54.77 8% 9% 14% 12% 11% 12% 12% 12% 12% 12% 0% 2% 4% 6% 8% 10% 12% 14% 16% $42 $44 $46 $48 $50 $52 $54 $56 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 YT D 2 01 6 Source: JLL Research $54.77 Average Asking Rent 12.3% Total Vacancy -373K SF YTD Total Absorption $ PS F / YR Va ca nc y

27 CLASS-A SUPPLY WASHINGTON, D.C. 3M SF Of new trophy supply projected through 2019 0 0.2 0.4 0.6 0.8 1 1.2 2016 2017 2018 2019 M ill io ns Pre-Leased Vacant SF PROJECTED Source: JLL Research

28 COLUMBIA PRESENCE 985 K Total SF WASHINGTON, D.C. 2 Assets 72% Leased 4.8 Years Avg. Lease Term

29 COLUMBIA TENANT INDUSTRY MIX WASHINGTON, D.C. Manufacturing (Transportation Equipment) 21.19% Legal Services 10.44% Business Services 10.20% Membership Organizations 8.92% Engineering & Management Services 7.72% Utilities 5.81% FIRE (Insurance Carriers) 5.64% Manufacturing (Chemical Products) 3.65% Health Services 3.47% Restaurants/Retail 2.40% Other 22.96% 20+ FORTUNE 500 Tenants at Market Square DIVERSIFIED Tenant Mix at 80 M Street 29

30 | MARKET SQUARE WASHINGTON, D.C. | East End Acquired 2011 Top Tenants Edison Electric Institute Mintz Levin United Healthcare Total RSF 700,000 Leased /Term 73% / 7.5 years * STRATEGY  $12M renovation to reposition as top DC trophy office  Recapitalized to expand capital base  Expanded amenities and pre-built program  Attracted > 20 Fortune 500 tenants and increased rents by > 20%

31 | MARKET SQUARE WASHINGTON, D.C. | East End  New Fitness Center  Renovated Lobby and Entrance

32 | 80 M STREET Acquired 2004 Top Tenants Gryphon Technologies Engility Total RSF 285,000 Leased / Term 65% / 3.8 years WASHINGTON, D.C. | Capitol Riverfront (Navy Yard) STRATEGY  Repositioning as Class-A alternative to new construction, to attract new tenant base / diversity profile  Upgrading lobby, common areas, and amenities

33 | 80 M STREET WASHINGTON, D.C. | Capitol Riverfront (Navy Yard)  Re-imagined Terrace Entrance  Lobby Renovation Rendering

34 NEW YORK MARKET OVERVIEW

35 HISTORICAL VACANCY VS. RENTAL RATES NEW YORK Source: CBRE Research $68.69 $67.20 $49.01 $48.32 $53.11 $58.84 $63.22 $67.05 $71.85 $73.22 7.9% 11.3% 14.2% 12.6% 10.7% 11.9% 11.8% 10.3% 10.4% 11.1% 0% 2% 4% 6% 8% 10% 12% 14% 16% $0 $10 $20 $30 $40 $50 $60 $70 $80 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 YT D 2 01 6 $ PS F / YR Va ca nc y

36 NEW DEVELOPMENT PIPELINE 2016 - 2021 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 20 16 20 17 20 18 20 19 20 20 20 21 + Pre-leased SF Unleased SF M IL LI O N S S F Source: CBRE Research 16 M SF New product scheduled over the next 4-5 years DISCIPLINED Developers are PRE-LEASING Significant PROJECTED

37 32.9% 10.8% 10.5% 10.3% 2.1% 5.3% 4.9% 4.6% 2.8% 5.9% 3.2% 2.1% 1.7% 2.9% Financial Services Law Media & Entertainment Apparel/Retail Sales Technology Professional Services Government Marketing/Public Relations Real Estate Non-Profit Health Care Education Arts & Recreation Other 2006 OCCUPANCY BY INDUSTRY Manhattan 27.8% 10.1% 10.0% 7.8%7.5% 5.1% 5.0% 4.9% 4.5% 3.4% 3.3% 2.6% 1.6% 6.5% 2016

38 COLUMBIA PRESENCE 1.8 M Total Square Feet NEW YORK 4 Assets 98% Leased 10.1 Years Avg. Lease Term

39 | 229 WEST 43RD STREET NEW YORK | Times Square Acquired August 2015 Top Tenants Yahoo!, Snapchat, ORC International Total RSF 481,000 Leased / Term 100% / 7.3 years STRATEGY  Accommodating tenants’ near-term growth requirements  Deepening relationship with Yahoo-Verizon following recent acquisition

40 | 315 PARK AVENUE SOUTH NEW YORK | Midtown South Acquired January 2015 Top Tenants Credit Suisse, Equinox, Winton Capital Total RSF 332,000 Leased / Term 97.0% / 6.1 years STRATEGY  Repositioning as “best in class” in Midtown South submarket  Re-introduced to the market to showcase pending Credit Suisse vacancy

41 | 315 PARK AVENUE SOUTH NEW YORK | Midtown South  Interior Lobby - BEFORE  Interior Lobby - AFTER

42 | 222 EAST 41ST STREET NEW YORK | Midtown Acquired 2007 Tenant NYU (Langone Medical Center) Total RSF 390,000 Leased / Term 100% / 31.7 years STRATEGY  Full-building lease to NYU Langone  Lease scheduled to commence November 1, 2016

43 | 95 COLUMBUS NEW YORK | Jersey City, Hudson Waterfront Acquired 2006 Top Tenants Pershing, Quality Technology Services Total RSF 629,000 Leased / Term 98.6% / 6 years STRATEGY  Initiating renewal conversations with Pershing well in advance of 2021 expiration

44 PORTFOLIO & TRANSACTIONS 44

45 PENDING SALES PROPERTY MARKET UNDER HARD CONTRACT EXPECTED CLOSING 80 Park Plaza Newark, NJ  Q3 S. Jamaica Street Denver  Q3 Key Center Cleveland  Q4 San Tan Corporate Center Phoenix Q4 – Q1 Sterling Commerce Dallas Q4 – Q1 263 Shuman Blvd. Naperville, IL (Chicago) N/A Q4

46 Sterling Commerce (marketed for sale) Extended Caremark PCS & IBM on combined 229K SF through 2022 80 Park Plaza – Newark (under contract) Extended PSEG on 824K SF through 2030 Key Center Tower (under contract) Extended Key Bank on 478K SF through 2030; signed BakerHostetler for 116K SF through 2031 MAXIMIZING VALUE BEFORE EXIT 100 E. Pratt (sold 3.31.2016) Extended T. Rowe Price on 425K SF through 2027

47 800 N. Frederick (sold 7.8.2016) Obtained new zoning permits to repurpose obsolete building SanTan Corporate Center (marketed for sale) Extended Toyota Motor Credit on 130K SF through 2024 South Jamaica Street (under contract) Extended CH2M on 370K SF through 2032 MAXIMIZING VALUE BEFORE EXIT 9 Technology Drive (sold 8.22.2014) Extended Bose on 251K SF through 2025

48 EMBEDDED GROWTH FROM SIGNED LEASES TENANT PROPERTY MARKET SF (000) CURRENTLY IN ABATEMENT NOT YET COMMENCED NYU Langone Medical Center 222 E. 41st Street NY 390 ✔ Winton Capital 315 Park Avenue South NY 35 ✔ Jackson Gilmour 515 Post Oak HOU 14 ✔ Other Leases Not Yet Commenced 34 ✔ Equinox 315 Park Avenue South NY 45 ✔ Docusign 221 Main Street SF 23 ✔ Fullscreen 315 Park Avenue South NY 17 ✔ Debevoise & Plimpton Market Square DC 12 ✔ Other Abated Leases 26 ✔ Total Embedded NOI – GAAP RENTS - $5.6M Total Embedded NOI – CASH RENTS $8.4M $3.6M As of 6.30.2016 pro forma for dispositions

49 VACANCY PROPERTY MARKET SF TO 95% LEASED (000) ASKING RENT PSF Market Square D.C. 157 $87-$90 650 California Street San Francisco 142 $72-$80 One Glenlake Parkway Atlanta 81 $27-$31 515 Post Oak Houston 59 $29-$33 116 Huntington Avenue Boston 46 $51-$55 5 Houston Center Houston 23 $45-$49 80 M Street D.C. 15 $45-$50 Total 523 As of 6.30.2016 pro forma for dispositions

50 EXPIRATIONS THROUGH 2018 MARKET TENANT PROPERTY RSF (000) AVG. IN- PLACE RENT PER MARKET AVG. (GROSS) MARK-TO- MARKET San Francisco Goodby Silverstein & Partners Inc. 650 California 52 $66 PSF 34%DLA Piper University Circle 119 Other 243 New York Credit Suisse 315 Park Avenue South 170 $71 PSF 15%MongoDB 229 W. 43rd Street 50 Other 89 D.C. United Healthcare Services Market Square 40 $63 PSF -9%BAE Systems 80 M Street 80 Other 57 Houston McKinsey & Company 5 Houston Center 35 $40 PSF -4%AMEC Foster Wheeler 1 Energy Center 332 Other 125 Other Markets 80 $43 PSF -4% TOTAL 1,472 As of 6.30.2016 pro forma for dispositions

51 FUTURE PLANS

52 100% 93% 82% 81% 76% 75%+ 50% 41% 3% 0% 0% 0% 7% 18% 19% 24% 25% – 50% 60% 97% 100% 100% 100% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% PGRE SLG ESRT VNO BXP CXP KRC PDM EQC BDN CUZ HIW N et O pe ra tin g In co m e High-Barrier REITs Low-Barrier REITs High Barrier Low Barrier MARKET CONCENTRATION Near Term

53 $42.50 $38.50 $37.00 $35.50 $27.00 $20.25 $19.25 $19.25 $14.50 $14.50 $13.00 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 PGRE BXP SLG VNO CXP KRC ESRT PDM BDN HIW CUZ EQC $30.75 - $31.25 PORTFOLIO QUALITY Near Term High-Barrier REITs Low-Barrier REITs A vg . R en t P SF

54 1.66 1.75 – 1.80 0.05 0.22 0.11 0.11 - 0.16 0.39 $1.20 $1.30 $1.40 $1.50 $1.60 $1.70 $1.80 Current FFO Dispositions Uncommenced Leases Vacancy Lease-up Lease Rollover Acquisitions Pro Forma FFO FFO BRIDGE Q2 2016 to Stabilized Run Rate (per share)

55 284 308 - 312 8 4 27 11 20 - 25 45 $220 $230 $240 $250 $260 $270 $280 $290 $300 $310 $320 Current NOI Dispositions Free Rent Burnoff Uncommenced Leases Vacancy Lease-up Lease Rollover Acquisitions Pro Forma NOI NOI BRIDGE– CASH RENTS Q2 2016 to Stabilized Run Rate ($M)

56 PRO FORMA AFFO COVERAGE $M NOI – Cash rents 308 – 312 G&A (33) Interest – Cash (68) Pro Forma Maintenance Capital (53) Pro forma AFFO 154 – 158 Dividends ($1.20) / share 147,960 AFFO Payout Ratio 93% - 96%

57 CXP IMPLIED NAV BASED ON MARKET CAP RATES MARKET MARKET CAP RATE Q2 ANNUALIZED ADJUSTED NOI – CASH RENTS IMPLIED ASSET VALUE New York 4.8% 66,462 1,371,570 San Francisco 4.4% 70,411 1,600,241 Atlanta 6.9% 32,885 478,882 Washington, D.C. 5.2% 19,307 371,288 Houston 7.8% 28,123 362,880 Other 6.4% 26,504 415,804 Potential Dispositions 8.2% (Implied) 57,515 700,000 + TOTAL 5.7% (Implied) $ 301,207 $ 5,300,665 CASH 72,800 OTHER ASSETS (LIABILITIES) (43,000) DEBT (1,833,000) IMPLIED NAV 3,497,465 Shares Outstanding 123,464 IMPLIED NAV / SHARE $ 28.33

58 FUTURE OPPORTUNITIES FOR INVESTMENT & SOURCES OF CAPITAL Opportunities for Investment  Acquisitions in Target Markets  Share Repurchases Sources of Capital  Dispositions • Remaining non-core • Recycle mature assets  Strategic JVs

59 KEY OBJECTIVES  Complete dispositions  Maintain strong balance sheet  Additional investment opportunities  Dividend policy

60 QUESTIONS

61 DEFINITIONS Dispositions (pgs. 10,11,52-57): “Dispositions” referred to throughout the presentation include 800 N. Frederick in suburban MD (sold on July 8, 2016), Key Center in Cleveland, 80 Park Plaza in Newark, South Jamaica Street in Denver, Sterling Commerce in Dallas, San Tan Corporate Center in Phoenix, and 263 Shuman in suburban Chicago. Net Operating Income (based on GAAP rents) (“NOI - GAAP rents”): NOI - GAAP rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, and (iii) interest expense associated with interest rates swaps. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - GAAP rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Net Operating Income (based on cash rents) (“NOI - cash rents”): NOI - cash rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, (iii) interest expense associated with interest rates swaps, (iv) non-cash property operations, (v) straight-line rental income, and (vi) net effect of above/(below) market amortization. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - cash rents is a non-GAAP measure which does not have any standard meaning prescribed. Funds From Operations (“FFO”): FFO, a non-GAAP financial measure, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), represents net income (computed in accordance with GAAP), plus depreciation of real estate assets and amortization of lease-related costs, excluding gains (losses) on sales of real estate and impairment losses on real estate assets. The Company computes FFO in accordance with NAREIT's definition, which may differ from the methodology for calculating FFO, or similarly titled measures, used by other companies and this may not be comparable to those presentations. We consider FFO an appropriate supplemental performance measure given its wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assume that the value of real estate diminishes predictably over time. Adjusted Funds From Operations (“AFFO”): AFFO is calculated by adjusting Cash Flow from Operations to exclude (i) changes in assets and liabilities resulting from timing differences (ii) additional amortization of lease assets (liabilities), (iii) straight-line rental income, (iv) gain (loss) on interest rate swaps, (v) recurring capital expenditures, and adding back (vi) stock based compensation expense and (vii) non-cash interest expense. Because AFFO adjusts for income and expenses that we believe are not reflective of our core operations, we believe AFFO provides useful supplemental information. AFFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net cash flows from operating activities or net income. Maintenance Capital: Capital expenditures incurred to maintain the building structure and functionality, and to lease space at our properties in their current condition. Maintenance capital excludes capital for recent acquisitions and first generation leasing.

62 ENDNOTES Page 10 (Market Concentration) • “Dispositions”: See definition on “Definitions” page. • Source for market concentration data: Green Street Advisors Company Snapshots as of June 30, 2016 except for CXP, for which Q2’16 Supplemental Financial Report was used. • Cousins Properties announced a merger with Parkway and subsequent spin off of combined Houston assets and is expected to close in Q4’16; data shown is pre- transaction • “High-Barrier Markets” as defined by Green Street Advisors Page 11 (Portfolio Quality) • “Dispositions”: See definition on “Definitions” page. • Source for net rent data: Green Street Advisors Office Sector Snapshot as of August 30, 2016 except for CXP, for which Q2’16 Supplemental Financial Report was used. • Cousins Properties announced a merger with Parkway and subsequent spin off of combined Houston assets and is expected to close in Q4’16; data shown is pre- transaction. Page 12 (Debt Maturities) • Debt maturities presented as of June 30, 2016, pro forma to show the impact of issuing $350MM of unsecured 2026 bonds to replace $250MM of unsecured 2018 bonds and repayment of short-term debt. Page 30 (Market Square) • Columbia owns a 51% pro rata interest in the Market Square joint venture, which equates to 356,000 square feet for calculation of financial performance measures. Page 48 (Embedded Growth …) • “Dispositions”: See definition on “Definitions” page. • “Net Operating Income” (based on cash rents) (“NOI - cash rents”): See definition on “Definitions” page. • “Currently in abatement” reflects executed leases for which the term (and thus recognition of GAAP rent) has commenced, but the tenant is not yet paying cash rent (i.e. rent abatement period). • “Not yet commenced” reflects executed leases for which the term has not yet commenced; CXP is not recognizing GAAP or Cash rents on these leases.

63 Page 49 (Vacancy) • “Dispositions”: See definition on “Definitions” page. • “SF to 95% Leased” is the amount of vacant square footage that would need to be leased at each respective property to bring its leased percentage to 95% Page 50 (Expirations through 2018) • “Dispositions”: See definition on “Definitions” page. • Mark-to-market estimates based on management’s estimate of current market rates Page 52 (Market Concentration) • “Dispositions”: See definition on “Definitions” page. • Source: Green Street Advisors Company Snapshots for all companies except for CXP and PDM, for which company filings were used; PDM based on annualized lease revenue. • Cousins Properties announced a merger with Parkway and subsequent spin off of combined Houston assets and is expected to close in Q4’16; data shown is pre- transaction. • “High-Barrier Markets” as defined by Green Street Advisors • CXP pro forma market concentration assumes reinvestment of $450M - $550M of disposition proceeds into acquisitions in target markets Page 53 (Portfolio Quality) • Dispositions: See definition on “Definitions” page. • Source: Green Street Advisors Company Snapshots for all companies except for CXP and PDM, for which company filings were used; PDM based on annualized lease revenue. • Cousins Properties announced a merger with Parkway and subsequent spin off of combined Houston assets and is expected to close in 4Q16; data shown is pre- transaction • “High-Barrier Markets” as defined by Green Street Advisors • CXP pro forma net rent PSF assumes reinvestment of $450M - $550M of disposition proceeds into acquisitions in target markets ENDNOTES (cont.)

64 Page 54 (FFO Bridge) • FFO: See definition on “Definitions” page. For reconciliation to comparable GAAP measure, see “Reconciliations” page. • “Current FFO” reflects annualized Q2’16 FFO adjusted to: (i) exclude lease termination fees, (ii) reflect the Equinox lease at 315 Park Avenue(which commenced in May 2016), for a full-period, (iii) exclude interest expense for the San Tan mortgage debt, which was repaid during the quarter, and (iv) normalize G&A expenses. • “Dispositions” reflects FFO from dispositions (see definition on “Definitions” page), partially offset for interest expense savings assumed from the repayment of short- term debt. • “Vacancy Lease-up” reflects annualized FFO to lease properties that are less than 95% leased at June 30, 2016 up to 95% leased at current market rates. • “Lease Rollover” reflects annualized FFO from leases expiring from July 1, 2016 through December 31, 2018. • “Acquisitions” reflects FFO from $450M - $550M of acquisitions, at 5.4% year 2 GAAP yield. Page 55 (NOI Bridge – Cash Rents) • NOI - cash rents: See definition on “Definitions” page. For reconciliation to comparable GAAP measure, see reconciliations page. • Current NOI reflects annualized Q2’16 NOI – cash rents adjusted to exclude lease termination fees, for a full-period. • “Dispositions” reflects NOI from dispositions (see definition on “Definitions” page). • “Vacancy lease up” reflects annualized NOI to lease properties that are less than 95% leased at June 30, 2016 up to 95% leased at current market rates. • “Lease rollover” reflects annualized NOI from leases expiring from July 1, 2016 through December 31, 2018. • “Acquisitions” reflects NOI – cash rents from $450M - $550M of acquisitions, at 4.5% year 2 cash yield. Page 56 (Pro Forma AFFO Coverage) • AFFO: see definition on “Definitions” page. For reconciliation to comparable GAAP measure, see reconciliations page. • Maintenance Capital: see definition on “Definitions page.” • Pro forma AFFO is derived using the same disposition and acquisition assumptions as the preceding “bridges.” Maintenance capital expenditures represent 17% of pro forma NOI • Pro forma maintenance capital represents 17% of pro forma NOI – cash basis, consistent with CXP average based on actuals from Q1 2014-Q2 2016. ENDNOTES (cont.)

65 Slide 57 (CXP Implied NAV) • “Q2 Annualized Adjusted NOI – Cash Rents”: Q2 NOI – cash rents adjusted to: (i) add back free rent (including dispositions), (ii) exclude lease termination income, (iii) exclude 800 N. Frederick Ave. (sold 7.8.2016) • Market cap rates are an average of Real Capital Analytics and Green Street Advisor market cap rates based on the submarkets of our properties. • Calculation of balance sheet items: ENDNOTES (cont.) ($000s) Cash 72,800 Cash on hand as of 6.30.2016 (includes CXP’s share of the Market Square Joint Venture) + 45,400 of net proceeds generated from sale of 800 N. Frederick Ave. Other Assets (Liabilities) (43,000) Tenant receivables, prepaid expenses & other assets, accounts payable and accrued expenses, including CXP’s share of Market Square joint venture Debt (1,833,000) Fair value of line of credit and notes payable at CXP’s share (includes CXP’s share of mortgage Market Square mortgage), and bonds payable

66 RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES Reconciliation of FFO (p. 54) to Net Income (in thousands) Three Months Per Share Ended 6/30/16 Annualized (diluted) Net Income $ 13,286 $ 53,144 $ 0.43 Depreciation of real estate assets 28,450 113,800 Amortization of lease-related costs 14,932 59,728 Depreciation & amortization included in loss from unconsolidated joint venture 2,077 8,308 Loss on sale of real estate assets 19 76 FFO $ 58,764 $ 235,056 $ 1.91 Income adjustment for Equinox at 315 Park Avenue 466 1,864 Lease termination income (8,185) (32,740) Adjustment to normalize G&A (484) (1,936) Interest expense - San Tan Corporate Center mortgage debt 568 2,274 Current FFO $ 51,129 $ 204,518 $ 1.66 Dispositions (11,875) (47,500) $ (0.39) Uncommenced leases 1,400 5,600 $ 0.05 Vacancy lease-up 6,700 26,800 $ 0.22 Lease rollover 3,275 13,100 $ 0.11 Acquisitions 4,175 16,700 $ 0.14 Pro Forma FFO $ 54,804 $ 219,218 $ 1.78 Weighted-average common shares outstanding - diluted 123,294

67 RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES Cash NOI (p. 55) & AFFO (p. 56) Reconciliation to Net Cash Provided by Operating Activities (continued on next page) (in thousands) Three Months Ended 6/30/16 Annualized Net Cash Provided by Operating Activities $ 46,598 $ 186,392 Straight line rental income 10,454 41,816 Depreciation of real estate assets (28,450) (113,800) Amortization of lease-related costs (13,304) (53,216) Loss from unconsolidated joint venture (1,952) (7,808) Other non-cash expenses (2,239) (8,956) Net changes in operating assets & liabilities 2,179 8,716 Net Income $ 13,286 $ 53,144 Interest expense (net) 17,372 69,488 Interest income from development authority bonds (1,800) (7,200) Income tax expense 245 980 Depreciation of real estate assets 28,450 113,800 Amortization of lease-related costs 13,304 53,216 Adjustments from unconsolidated joint venture 5,814 23,256 EBITDA $ 76,671 $ 306,684 Loss on sale of real estate assets 19 76 Loss on early extinguishment of debt 92 368 Adjusted EBITDA $ 76,782 $ 307,128 General and administrative 7,766 31,064 Straight line rental income (3,764) (15,056) Net effect of above (below) market amortization (1,709) (6,836) Net Operating Income (based on cash rents) $ 79,075 $ 316,300 Lease termination income (8,185) (32,740) Current NOI (based on cash rents) $ 70,890 $ 283,560

68 RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES Cash NOI (p. 55) & AFFO (p. 56) Reconciliation to Net Cash Provided by Operating Activities (continued from prior page) (in thousands) Three Months Ended 6/30/16 Annualized Current NOI (based on cash rents) $ 70,890 $ 283,560 Dispositions (11,300) (45,200) Free rent burnoff 2,100 8,400 Uncommenced leases 900 3,600 Vacancy lease-up 6,700 26,800 Lease rollover 2,625 10,500 Acquisitions 5,600 22,400 Pro forma NOI (based on cash rents) $ 77,515 $ 310,060 Normalized G&A (8,250) (33,000) Interest expense - cash (17,000) (68,000) Maintenance capital (13,750) (53,000) Pro Forma AFFO $ 38,515 $ 156,060